GLOBAL ALTERNATIVE ASSET MANAGEMENT, INC.

______________, 2007

Fortune Management, Inc.
435 Devon Park Drive
Building 700
Wayne, Pennsylvania 19087

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Global Alternative Asset Management, Inc. (“Global”) and continuing until the earlier of the consummation by Global of a “Business Combination” or Global’s liquidation (in each case as described in Global’s IPO prospectus) (such earlier date hereinafter referred to as the “Termination Date”), Fortune Management, Inc. shall make available to Global certain office space, utilities and secretarial support as may be required by Global from time to time, situated at 435 Devon Park Drive, Building 700, Wayne, Pennsylvania 19087 (or any successor location). In exchange therefor, Global shall pay Fortune Management, Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

GLOBAL ALTERNATIVE ASSET MANAGEMENT, INC.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

Fortune Management, Inc.

By:
Name:
Title: